UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

STRATEGIC FUNDS, INC. (formerly, Dreyfus Premier New Leaders Fund, Inc.)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/15

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund

(formerly, Dreyfus Premier New Leaders Fund)

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
Active MidCap Fund

SEMIANNUAL REPORT June 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Active MidCap Fund, covering the six-month period from January 1, 2015, through June 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. stock market proved volatile on its way to posting modest gains over the first half of 2015. Investors were worried when the economic recovery stalled during the first quarter of the year due to unusually harsh winter weather, a strengthening U.S. dollar, and expected increases in short-term interest rates. These fears waned during the second quarter, when economic growth seemed to regain momentum. While a number of headwinds remained, investors were encouraged by better employment data, stronger housing markets, and stabilizing currency exchange rates.

We expect economic uncertainty and bouts of market volatility to persist over the near term as Europe continues to struggle with instability in Greece, China addresses a stubborn economic slowdown, geopolitical conflicts flare across the Middle East, and U.S. investors await the first in a series of short-term interest rate hikes. We remain more optimistic regarding the economy’s long-term outlook, which we believe should be supported by improved consumer and business confidence as well as aggressively accommodative monetary policies from many of the world’s major central banks.As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the reporting period of January 1, 2015, through June 30, 2015, as provided by C. Wesley Boggs,William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2015, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of 4.99%, Class C shares returned 4.53%, and Class I shares returned 5.06%.1 In comparison, the fund’s benchmark, the Russell Midcap Index (the “Index”), achieved a total return of 2.35% for the same period.2

Midcap stocks posted moderately positive returns during the reporting period as the market digested previous gains amid a choppy U.S. economic recovery. Strong security selections in seven of the benchmark’s 10 market sectors enabled the fund to produce higher returns than its benchmark.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, as represented by the Russell Midcap Index. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings, and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations. We generally maintain sector concentrations that are roughly in line with the Index. We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

Midcap Stocks Digested Previous Gains

In contrast to robust employment gains and improved business and consumer confidence during much of 2014, the economic recovery proved more uneven over the first half of 2015.The U.S. economy contracted modestly during the first quarter of the year in the face of severe winter weather and a labor slowdown in West Coast ports. Global economic weakness further weighed on U.S. exporters when massive

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

quantitative easing programs and lower interest rates in Europe and Japan caused the U.S. dollar to appreciate sharply against most foreign currencies. Meanwhile, sharply lower oil prices created challenges for energy producers. Fortunately, the economic recovery seemed to get back on track in the spring, when labor markets resumed their gains, housing markets showed renewed signs of strength, oil prices rebounded, and currency exchange rates stabilized.

In this environment, broad measures of U.S. stock market performance vacillated between gains and losses in early 2015 before stronger economic data supported higher stock prices in the spring. However, the market’s advance was derailed in mid-June due to worries surrounding a debt crisis in Greece. Midcap stocks produced higher returns than large-cap stocks, on average, over the reporting period.

Security Selections Buoyed Fund Results

The fund enjoyed the midcap stock market’s mild advance during the first six months of 2015, achieving above-average results in all but three of the 10 market sectors represented in the Russell MidCap Index. Relative results were particularly robust in the consumer discretionary sector, where media programming provider Starz reported better-than-expected earnings, higher revenues, and improved cost controls. Meanwhile, footwear retailer Foot Locker announced strong quarterly results across its various business units and geographic markets. In the materials sector, chemicals producer Celanese posted unexpectedly robust quarterly financial results, raised its future guidance, and announced a corporate reorganization. Among health care companies, generic drug producer Hospira was the subject of a takeover offer at a premium to its stock price at the time. In other areas, the fund’s top performing individual holding was semiconductor manufacturer Skyworks Solutions, which benefited from strong demand for the microchips used in smartphones.

On the other hand, the fund had a handful of disappointments in two industry groups. In the utilities sector, integrated energy company Entergy reported lower-than-expected financial results stemming from weakness in its power generation facilities in the northeastern part of the United States. Among industrial companies, despite continued operational excellence compared to its peers, Southwest Airlines lost value when investors grew concerned about rising industry capacity. Disappointing individual holdings during the reporting period included flash storage systems provider SanDisk and semiconductor manufacturer Micron Technology, both of which were hurt by pricing pressures stemming from a glut of DRAM chips.

Finding Ample Opportunities Using a Disciplined Process

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of midcap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process.To the extent the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

July 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.
Investors cannot invest directly in an index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2015 to June 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.74	$ 9.99	$ 4.88
Ending value (after expenses)	$ 1,049.90	$ 1,045.30	$ 1,050.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.66	$ 9.84	$ 4.81
Ending value (after expenses)	$ 1,019.19	$ 1,015.03	$ 1,020.03

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.97% for Class C and .96%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2015 (Unaudited)

Common Stocks—99.1%	Shares		Value ($)
Automobiles & Components—1.6%
Lear	75,700		8,498,082
Banks—6.4%
BancorpSouth	199,300		5,133,968
Cathay General Bancorp	55,500		1,800,975
Comerica	97,700		5,013,964
Fifth Third Bancorp	16,900		351,858
First Horizon National	458,800		7,189,396
KeyCorp	533,700		8,016,174
Regions Financial	110,000		1,139,600
SunTrust Banks	138,500		5,958,270
			34,604,205
Capital Goods—7.9%
Huntington Ingalls Industries	65,100		7,329,609
Lincoln Electric Holdings	109,400		6,661,366
PACCAR	19,700		1,257,057
Rockwell Automation	29,700		3,701,808
Spirit Aerosystems Holdings, Cl. A	137,700	[a]	7,588,647
SPX	61,800		4,473,702
Textron	193,200		8,622,516
Timken	4,500		164,565
Trinity Industries	112,600		2,976,018
			42,775,288
Commercial & Professional Services—1.5%
Convergys	29,200		744,308
IHS, Cl. A	58,100	[a]	7,473,403
			8,217,711
Consumer Durables & Apparel—2.5%
Brunswick	133,400		6,784,724
Carter’s	21,100		2,242,930
L Brands	50,900		4,363,657
			13,391,311

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—2.4%
H&R Block	139,300		4,130,245
Thor Industries	8,000		450,240
Wyndham Worldwide	98,300		8,051,753
			12,632,238
Diversified Financials—5.6%
Affiliated Managers Group	17,700	[a]	3,869,220
Moody’s	88,600		9,565,256
Navient	130,800		2,381,868
T. Rowe Price Group	100,300		7,796,319
Waddell & Reed Financial, Cl. A	136,300		6,448,353
			30,061,016
Energy—5.3%
Cameron International	122,900	[a]	6,436,273
FMC Technologies	12,300	[a]	510,327
Marathon Petroleum	40,600		2,123,786
ONEOK	115,400		4,555,992
Tesoro	94,000		7,934,540
Western Refining	36,500		1,592,130
World Fuel Services	110,400		5,293,680
			28,446,728
Food & Staples Retailing—1.9%
Kroger	143,000		10,368,930
Food, Beverage & Tobacco—5.0%
Bunge	43,700		3,836,860
Ingredion	56,800		4,533,208
Lancaster Colony	3,000		272,550
Monster Beverage	70,300	[a]	9,421,606
Pilgrim’s Pride	254,500	[b]	5,845,865
Tyson Foods, Cl. A	71,200		3,035,256
			26,945,345
Health Care Equipment & Services—6.5%
Boston Scientific	127,900	[a]	2,263,830
Cigna	18,500		2,997,000
DENTSPLY International	152,000		7,835,600

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
Edwards Lifesciences	56,400	[a]	8,033,052
Health Net	133,500	[a]	8,560,020
Teleflex	37,700		5,106,465
			34,795,967
Household & Personal Products—.2%
Spectrum Brands Holdings	12,200		1,244,278
Insurance—2.0%
Lincoln National	59,200		3,505,824
Reinsurance Group of America	27,600		2,618,412
Unum Group	127,300		4,550,975
			10,675,211
Materials—4.4%
Alcoa	189,400		2,111,810
Cabot	50,500		1,883,145
Celanese, Ser. A	127,300		9,150,324
International Flavors & Fragrances	34,100		3,726,789
Mosaic	98,400		4,610,040
Steel Dynamics	112,800		2,336,652
			23,818,760
Media—1.5%
News Corp., Cl. A	65,400	[a]	954,186
Starz, Cl. A	156,600	[a]	7,003,152
			7,957,338
Pharmaceuticals, Biotech & Life Sciences—7.6%
Agilent Technologies	107,500		4,147,350
Charles River Laboratories International	81,100	[a]	5,704,574
Hospira	24,900	[a]	2,208,879
Mettler-Toledo International	26,300	[a]	8,980,398
PerkinElmer	73,400		3,863,776
United Therapeutics	37,100	[a]	6,453,545
Zoetis	194,800		9,393,256
			40,751,778
Real Estate—4.1%
Corrections Corporation of America	163,379	[c]	5,404,577

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate (continued)
General Growth Properties	44,100	[c]	1,131,606
Host Hotels & Resorts	383,900	[c]	7,612,737
Post Properties	57,600	[c]	3,131,712
Prologis	38,600	[c]	1,432,060
Taubman Centers	49,000	[c]	3,405,500
			22,118,192
Retailing—8.0%
Bed Bath & Beyond	112,300	[a,b]	7,746,454
Best Buy	31,800		1,036,998
Big Lots	146,200		6,577,538
Dollar General	67,500		5,247,450
Foot Locker	135,700		9,093,257
Macy’s	21,000		1,416,870
O’Reilly Automotive	44,400	[a]	10,033,512
SUPERVALU	235,300	[a]	1,903,577
			43,055,656
Semiconductors &
Semiconductor Equipment—4.5%
Integrated Device Technology	352,700	[a]	7,653,590
Micron Technology	208,200	[a]	3,922,488
ON Semiconductor	298,900	[a]	3,494,141
Skyworks Solutions	89,800		9,348,180
			24,418,399
Software & Services—10.9%
ANSYS	50,400	[a]	4,598,496
Computer Sciences	76,100		4,995,204
DST Systems	67,500		8,503,650
Electronic Arts	129,900	[a]	8,638,350
FactSet Research Systems	23,900	[b]	3,883,989
Fiserv	92,500	[a]	7,661,775
Intuit	101,200		10,197,924
NeuStar, Cl. A	63,500	[a,b]	1,854,835

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Rovi	66,700	[a,b]	1,063,865
VeriSign	117,100	[a,b]	7,227,412
			58,625,500
Technology Hardware & Equipment—2.1%
Harris	10,500		807,555
InterDigital	57,900		3,293,931
NetApp	113,900		3,594,684
SanDisk	62,600		3,644,572
			11,340,742
Transportation—4.3%
Alaska Air Group	77,600		4,999,768
Avis Budget Group	53,400	[a]	2,353,872
C.H. Robinson Worldwide	46,000		2,869,940
Old Dominion Freight Line	81,700	[a]	5,605,029
Southwest Airlines	225,600		7,465,104
			23,293,713
Utilities—2.9%
AES	94,600		1,254,396
Calpine	115,000	[a]	2,068,850
Entergy	104,000		7,332,000
IDACORP	8,400		471,576
Public Service Enterprise Group	49,900		1,960,072
WEC Energy Group	57,900		2,603,763
			15,690,657
Total Common Stocks
(cost $444,542,942)			533,727,045

Other Investment—.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,866,735)	2,866,735	[d]	2,866,735

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—2.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $12,576,200)	12,576,200 [d]	12,576,200
Total Investments (cost $459,985,877)	102.0%	549,169,980
Liabilities, Less Cash and Receivables	(2.0%)	(10,731,033)
Net Assets	100.0%	538,438,947

a Non-income producing security.
b Security, or portion thereof, on loan.At June 30, 2015, the value of the fund’s securities on loan was $23,596,560 and the value of the collateral held by the fund was $24,157,933, consisting of cash collateral of $12,576,200 and
U.S. Government and Agency securities valued at $11,581,733.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	10.9	Real Estate	4.1
Retailing	8.0	Money Market Investments	2.9
Capital Goods	7.9	Utilities	2.9
Pharmaceuticals,		Consumer Durables & Apparel	2.5
Biotech & Life Sciences	7.6	Consumer Services	2.4
Health Care Equipment & Services	6.5	Technology Hardware & Equipment	2.1
Banks	6.4	Insurance	2.0
Diversified Financials	5.6	Food & Staples Retailing	1.9
Energy	5.3	Automobiles & Components	1.6
Food, Beverage & Tobacco	5.0	Commercial & Professional Services	1.5
Semiconductors &		Media	1.5
Semiconductor Equipment	4.5	Household & Personal Products	.2
Materials	4.4
Transportation	4.3		102.0

† Based on net assets.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $23,596,560)—Note 1(b):
Unaffiliated issuers		444,542,942	533,727,045
Affiliated issuers		15,442,935	15,442,935
Cash			130,697
Receivable for shares of Common Stock subscribed			2,076,791
Dividends and securities lending income receivable			541,418
Prepaid expenses			47,569
			551,966,455
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			501,794
Liability for securities on loan—Note 1(b)			12,576,200
Payable for shares of Common Stock redeemed			362,075
Interest payable—Note 2			34
Accrued expenses			87,405
			13,527,508
Net Assets ($)			538,438,947
Composition of Net Assets ($):
Paid-in capital			443,019,590
Accumulated undistributed investment income—net			1,492,393
Accumulated net realized gain (loss) on investments			4,742,861
Accumulated net unrealized appreciation
(depreciation) on investments			89,184,103
Net Assets ($)			538,438,947

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	517,620,370	6,207,346	14,611,231
Shares Outstanding	8,786,846	112,205	246,035
Net Asset Value Per Share ($)	58.91	55.32	59.39

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,204,667
Affiliated issuers	2,034
Income from securities lending—Note 1(b)	176,751
Total Income	4,383,452
Expenses:
Management fee—Note 3(a)	1,977,420
Shareholder servicing costs—Note 3(c)	866,439
Directors’ fees and expenses—Note 3(d)	26,928
Professional fees	25,866
Registration fees	24,127
Prospectus and shareholders’ reports	23,815
Distribution fees—Note 3(b)	21,740
Custodian fees—Note 3(c)	17,961
Loan commitment fees—Note 2	2,517
Interest expense—Note 2	34
Miscellaneous	15,357
Total Expenses	3,002,204
Less—reduction in fees due to earnings credits—Note 3(c)	(373)
Net Expenses	3,001,831
Investment Income—Net	1,381,621
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	24,281,641
Net unrealized appreciation (depreciation) on investments	(726,665)
Net Realized and Unrealized Gain (Loss) on Investments	23,554,976
Net Increase in Net Assets Resulting from Operations	24,936,597
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
Operations ($):
Investment income—net	1,381,621	1,321,178
Net realized gain (loss) on investments	24,281,641	64,077,730
Net unrealized appreciation
(depreciation) on investments	(726,665)	(128,519)
Net Increase (Decrease) in Net Assets
Resulting from Operations	24,936,597	65,270,389
Dividends to Shareholders from ($):
Investment income—net:
Class A	(78,304)	(1,303,866)
Class I	(23,575)	(40,680)
Total Dividends	(101,879)	(1,344,546)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	27,743,797	17,120,018
Class C	1,020,547	952,120
Class I	8,818,023	5,796,114
Dividends reinvested:
Class A	73,584	1,228,089
Class I	19,465	35,185
Cost of shares redeemed:
Class A	(26,220,346)	(46,423,312)
Class C	(431,058)	(774,543)
Class I	(2,202,111)	(4,076,004)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	8,821,901	(26,142,333)
Total Increase (Decrease) in Net Assets	33,656,619	37,783,510
Net Assets ($):
Beginning of Period	504,782,328	466,998,818
End of Period	538,438,947	504,782,328
Undistributed investment income—net	1,492,393	212,651

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
Capital Share Transactions:
Class A
Shares sold	469,362	324,400
Shares issued for dividends reinvested	1,257	21,990
Shares redeemed	(446,443)	(893,202)
Net Increase (Decrease) in Shares Outstanding	24,176	(546,812)
Class C
Shares sold	18,334	18,718
Shares redeemed	(7,793)	(15,756)
Net Increase (Decrease) in Shares Outstanding	10,541	2,962
Class I
Shares sold	148,258	106,759
Shares issued for dividends reinvested	330	628
Shares redeemed	(36,968)	(78,815)
Net Increase (Decrease) in Shares Outstanding	111,620	28,572

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2015				Year Ended December 31,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	56.12		49.11	36.47	31.08	32.85	28.02
Investment Operations:
Investment income—net[a]	.15		.15	.29	.41	.07	.08
Net realized and unrealized
gain (loss) on investments	2.65		7.01	12.65	5.41	(1.78)	4.86
Total from Investment Operations	2.80		7.16	12.94	5.82	(1.71)	4.94
Distributions:
Dividends from
investment income—net	(.01)		(.15)	(.30)	(.43)	(.06)	(.11)
Net asset value, end of period	58.91		56.12	49.11	36.47	31.08	32.85
Total Return (%)[b]	4.99	[c]	14.58	35.50	18.74	(5.21)	17.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13	[d]	1.15	1.15	1.20	1.24	1.22
Ratio of net expenses
to average net assets	1.13	[d]	1.14	1.15	1.20	1.24	1.18
Ratio of net investment income
to average net assets	.53	[d]	.28	.68	1.19	.20	.28
Portfolio Turnover Rate	31.79	[c]	73.99	74.57	68.84	83.46	124.37
Net Assets, end of period
($ x 1,000)	517,620		491,786	457,146	364,625	351,999	424,220

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2015				Year Ended December 31,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	52.92		46.57	34.67	29.51	31.38	26.91
Investment Operations:
Investment income (loss)—net[a]	(.09)		(.28)	(.06)	.08	(.19)	(.15)
Net realized and unrealized
gain (loss) on investments	2.49		6.63	11.96	5.15	(1.68)	4.62
Total from Investment Operations	2.40		6.35	11.90	5.23	(1.87)	4.47
Distributions:
Dividends from
investment income—net	—		—	—	(.07)	—	—
Net asset value, end of period	55.32		52.92	46.57	34.67	29.51	31.38
Total Return (%)[b]	4.53	[c]	13.64	34.32	17.69	(5.93)	16.61
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.97	[d]	2.01	2.04	2.07	2.04	2.05
Ratio of net expenses
to average net assets	1.97	[d]	2.00	2.00	2.07	2.04	2.01
Ratio of net investment income
(loss) to average net assets	(.31)[d]		(.57)	(.16)	.23	(.61)	(.54)
Portfolio Turnover Rate	31.79	[c]	73.99	74.57	68.84	83.46	124.37
Net Assets, end of period
($ x 1,000)	6,207		5,380	4,597	4,730	6,014	7,919

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

Six Months Ended
June 30, 2015				Year Ended December 31,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	56.67		49.65	36.92	31.47	33.26	28.36
Investment Operations:
Investment income—net[a]	.19		.26	.36	.48	.09	.10
Net realized and unrealized
gain (loss) on investments	2.68		7.10	12.81	5.48	(1.80)	4.91
Total from Investment Operations	2.87		7.36	13.17	5.96	(1.71)	5.01
Distributions:
Dividends from
investment income—net	(.15)		(.34)	(.44)	(.51)	(.08)	(.11)
Net asset value, end of period	59.39		56.67	49.65	36.92	31.47	33.26
Total Return (%)	5.06	[b]	14.84	35.73	18.94	(5.14)	17.66
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	[c]	.94	.95	1.04	1.19	1.18
Ratio of net expenses
to average net assets	.96	[c]	.94	.95	1.04	1.17	1.13
Ratio of net investment income
to average net assets	.67	[c]	.50	.80	1.36	.25	.33
Portfolio Turnover Rate	31.79	[b]	73.99	74.57	68.84	83.46	124.37
Net Assets, end of period
($ x 1,000)	14,611		7,617	5,256	3,380	2,978	4,602

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 70 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and inter-

pretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that pri-oritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

dures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	533,727,045	—	—	533,727,045
Mutual Funds	15,442,935	—	—	15,442,935

† See Statement of Investments for additional detailed categorizations.

At June 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2015, The Bank of New York Mellon earned $54,004 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2014 ($)	Purchases ($)	Sales ($)	6/30/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,093,521	26,612,239	27,839,025	2,866,735.6
Dreyfus
Institutional
Cash
Advantage
Fund	20,894,778	86,532,404	94,850,982	12,576,200	2.3
Total	24,988,299	113,144,643	122,690,007	15,442,935	2.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $19,538,780 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2014. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2014 was as follows: ordinary income $1,344,546. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2015, was approximately $6,100 with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended June 30, 2015, the Distributor retained $6,197 from commissions earned on sales of the fund’s Class A shares and $4,647 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2015, Class C shares were charged $21,740 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2015, Class A and Class C shares were charged $638,796 and $7,247, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2015, the fund was charged $116,218 for transfer agency services and $7,601 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $373.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2015, the fund was charged $17,961 pursuant to the custody agreement.

During the period ended June 30, 2015, the fund was charged $6,240 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $337,191, Distribution Plan fees $3,824, Shareholder Services Plan fees $109,688, custodian fees $15,000, Chief Compliance Officer fees $3,169 and transfer agency fees $32,922.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2015, amounted to $175,514,826 and $166,414,971, respectively.

At June 30, 2015, accumulated net unrealized appreciation on investments was $89,184,103, consisting of $107,075,107 gross unrealized appreciation and $17,891,004 gross unrealized depreciation.

At June 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share.The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded,Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”).The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange.There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants,

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case.The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv- 2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court.The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013, Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL.The fund was a defendant in at least one of the dismissed cases.The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. Briefing on the appeal and cross appeal was completed in April 2014. Oral argument before the Second Circuit took place on November 5, 2014.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the

Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On April 24, 2014 the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiffs’ response brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. No date for oral argument has been scheduled. The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

NOTE 6—Subsequent Event:

The Board approved, effective September 1, 2015: (a) for the fund to offer Class Y shares; and (b) an increase in the authorized shares of the fund from 70 million to 170 million and authorized 100 million Class Y shares.

The Fund 31

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 20, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    August 20, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)